Exhibit 99.1

Investor and Analyst Contact:	Media Contact:
Jeffrey S. Beyersdorfer	Gary Hanson
(915) 534-1530	(915) 534-1535

WESTERN REFINING ANNOUNCES FOURTH QUARTER AND FULL YEAR 2011 RESULTS

Strong Operational Performance Drives Meaningful Debt Reduction

EL PASO, Texas - February 28, 2012 - Western Refining, Inc. (NYSE: WNR) today reported fourth quarter 2011 net income, excluding special items, of $48.6 million, or $0.48 per diluted share. This compares to a fourth quarter 2010 loss, excluding special items, of $3.5 million, or $0.04 per diluted share. Including special items, the Company recorded a fourth quarter 2011 net loss of $64.6 million, or $0.72 per diluted share as compared to a net loss of $7.6 million, or $0.09 per diluted share for the fourth quarter of 2010. Special items for the fourth quarter 2011 reduced pre-tax income by $182.3 million and were primarily due to a net loss of $439.1 million from the loss on sale of the Company’s Yorktown, Virginia and New Mexico pipeline assets, partially offset by a non-cash unrealized gain of $298.2 million from hedging of future production. The fourth quarter 2011 versus 2010 fourth quarter improvement was due in large part to higher refining margins.

For the year ended December 31, 2011, the Company reported net income, excluding special items, of $318.2 million, or $3.03 per diluted share versus a net loss, excluding special items, of $10.1 million, or $0.11 per diluted share for the year ended December 31, 2010. Including special items, Western recorded full year 2011 net income of $132.7 million, or $1.34 per diluted share compared to full year 2010 net loss of $17.0 million, or $0.19 per diluted share. A reconciliation of reported earnings and description of special items can be found in the accompanying financial tables.

The Company successfully completed a number of initiatives during 2011 including:

•	the sale of the Yorktown, Virginia facility and a segment of an underutilized crude oil pipeline in southeastern New Mexico for $220 million

•	the redemption of the $275 million senior secured floating rate notes that were scheduled to mature in 2014

•	amending the Company’s revolver and term loan agreement to reduce the interest rates, extend maturities, and remove all financial maintenance covenants

•	implementing strategic crack spread hedges to ensure levels of cash flow for the years 2012-2014

•	the addition of 59 retail and 10 cardlock locations that further integrate refined product distribution

Jeff Stevens, Western’s President and Chief Executive Officer, said, “The year 2011 was extraordinary for Western Refining. We established an aggressive strategic plan at the beginning of the year and we delivered against that plan. The Company took advantage of a strong margin environment, generated cash, reduced debt, and implemented a crack spread hedging strategy that locked in margins on a portion of our 2012-14 production. These actions positioned us well and give us significantly more financial flexibility in 2012.”

For the fourth quarter, Adjusted EBITDA, including a non-cash unrealized hedging gain of $298.2 million, was $442.9 million compared to Adjusted EBITDA of $63.5 million for the fourth quarter of 2010. For the year, Adjusted EBITDA was $965.9 million, which includes a non-cash unrealized hedging gain of $182.1 million. This compares to a full year 2010 Adjusted EBITDA of $288.1 million.

Total debt as of December 31, 2011 was $804.0 million, and cash on hand was $391.2 million, including restricted cash of $220.4 million. Total debt, net of cash, was $412.8 million, a reduction of $596.8 million, or 59%, from 2010 year end levels.

Stevens continued, “Through the first two months of 2012, Western’s refining margins have been stronger than those we saw during the same period a year ago. There are a number of new sources of Permian Basin crude oil and we believe the quality and economics of those crude oils, coupled with the locations of our refining and logistics assets, are advantageous for Western. With the current margin environment and the recent improvements in our capital structure, Western is well positioned for 2012 and beyond.”

Conference Call Information

A conference call is scheduled for Tuesday, February 28, 2012, at 10:00 a.m. ET to discuss Western’s financial results. A slide presentation will also be available for reference during the conference call. The call and slide presentation can be accessed at Western’s website, www.wnr.com. The call can also be heard by dialing (866) 566-8590 or (702) 224-9819, passcode: 32524676. The audio replay will be available two hours after the end of the call through March 6, 2012, by dialing (800) 585-8367 or (404) 537-3406, passcode: 32524676.

A copy of this press release can be accessed on the Investor Relations section on Western’s website, www.wnr.com.

Non-GAAP Financial Measures

In a number of places in the press release and related tables, we have excluded the impact of the non-cash loss and impairments on disposal of assets, net, the non-cash loss on extinguishment of debt and the impact of unrealized gains from hedging from our results of operations, for the fourth quarter and full year ended December 31, 2011. We have also excluded fourth quarter and full year 2010 charges related to the temporary suspension of our refining operations at the Yorktown facility. We have excluded these amounts to better analyze changes in our business from period-to-period as these are non-recurring charges.

About Western Refining

Western Refining, Inc. is an independent refining and marketing company headquartered in El Paso, Texas. Western operates refineries in El Paso, and Gallup, New Mexico. Western’s asset portfolio also includes stand-alone refined products terminals in Albuquerque and Bloomfield, New Mexico, asphalt terminals in Albuquerque, El Paso, and Phoenix and Tucson, Arizona, retail service stations and convenience stores in Arizona, Colorado, New Mexico, and Texas, a fleet of crude oil and finished product truck transports, and wholesale petroleum products operations in Arizona, California, Colorado, Maryland, Nevada, New Mexico, Texas, and Virginia. More information about the Company is available at www.wnr.com.

Cautionary Statement on Forward-Looking Statements

This press release contains forward-looking statements. The forward-looking statements contained herein include statements about: cash flow levels from crack spread hedges; the Company’s financial flexibility in 2012; refining margins in 2012; and the quality and economics of new Permian Basin crude oil sources. These statements are subject to the general risks inherent in our business. These expectations may or may not be realized. Some of these expectations may be based upon assumptions or judgments that prove to be incorrect. In addition, Western’s business and operations involve numerous risks and uncertainties, many of which are beyond Western’s control, which could result in Western’s expectations not being realized or otherwise materially affect Western’s financial condition, results of operations, and cash flows. Additional information relating to the uncertainties affecting Western’s business is contained in its filings with the Securities and Exchange Commission. The forward-looking statements are only as of the date made, and Western does not undertake any obligation to (and expressly disclaims any obligation to) update any forward-looking statements to reflect events or circumstances after the date such statements were made, or to reflect the occurrence of unanticipated events.

Consolidated Financial Data

The following tables set forth our summary historical financial and operating data for the periods indicated below:

	Three Months Ended December 31,		Year Ended December 31,
	2011	2010	2011	2010
	(In thousands, except per share data)
Statements of Operations Data
Net sales (1)	$2,276,426	$1,866,025	$9,071,037	$7,965,053

Operating costs and expenses:
Cost of products sold (exclusive of depreciation and amortization) (1)	1,678,103	1,676,154	7,532,423	7,155,967
Direct operating expenses (exclusive of depreciation and amortization) (1)	125,992	106,601	463,563	444,531
Selling, general, and administrative expenses	29,781	22,571	105,768	84,175
Loss and impairments on disposal of assets, net	450,796	9,075	447,166	13,038
Maintenance turnaround expense	1,107	—	2,443	23,286
Depreciation and amortization	30,594	34,327	135,895	138,621

Total operating costs and expenses	2,316,373	1,848,728	8,687,258	7,859,618

Operating income	(39,947)	17,297	383,779	105,435
Other income (expense):
Interest income	165	124	510	441
Interest expense and other financing costs	(33,410)	(35,381)	(134,601)	(146,549)
Amortization of loan fees	(2,057)	(2,452)	(8,926)	(9,739)
Loss on extinguishment of debt	(29,695)	—	(34,336)	—
Other, net	140	2,655	(3,898)	7,286

Income (loss) before income taxes	(104,804)	(17,757)	202,528	(43,126)
Provision for income taxes	40,247	10,185	(69,861)	26,077

Net income (loss)	$(64,557)	$(7,572)	$132,667	$(17,049)

Basic earnings (loss) per share	$(0.72)	$(0.09)	$1.46	$(0.19)
Diluted earnings (loss) per share (2)	$(0.72)	$(0.09)	$1.34	$(0.19)
Weighted average basic shares outstanding	89,285	88,305	88,981	88,204
Weighted average dilutive shares outstanding	89,285	88,305	109,792	88,204
Cash Flow Data
Net cash provided by (used in):
Operating activities	$107,649	$40,975	$508,200	$134,456
Investing activities	(39,149)	(17,678)	(72,194)	(73,777)
Financing activities	(300,306)	(40,907)	(325,089)	(75,657)
Other Data
Adjusted EBITDA (3)	$442,855	$63,478	$965,895	$288,107
Capital expenditures	39,154	21,354	83,809	78,095
Balance Sheet Data (at end of period)
Cash and cash equivalents			$170,829	$59,912
Restricted cash			220,355	—
Working capital			765,336	272,750
Total assets			2,570,344	2,628,146
Total debt			803,990	1,069,531
Stockholders’ equity			819,828	675,593

(1)	Excludes $1,345.1 million, $5,022.8 million, $977.0 million, and $3,294.0 million of intercompany sales; $1,342.1 million, $5,010.9 million, $974.9 million, and $3,287.5 million of intercompany cost of products sold; and $3.0 million, $11.9 million, $2.1 million and $6.5 million, of intercompany direct operating expenses for the three and twelve months ended December 31, 2011, 2010, respectively.

(2)	Our computation of diluted earnings (loss) per share potentially includes our Convertible Senior Notes and our restricted shares and share units. If determined to be dilutive to period earnings, these securities are included in the denominator of our diluted earnings per share calculation. For purposes of the diluted earnings (loss) per share calculation, we assumed issuance of 0.7 million and 0.9 million restricted shares and share units for the three and twelve months ended December 31, 2011, respectively, and assumed issuance of 19.9 million shares related to the Convertible Senior Notes, respectively for both periods. The Convertible Senior Notes and restricted shares and share units were determined to be anti-dilutive for the same periods in 2010 and as such were not included in our computation of diluted earnings (loss) per share for those periods.

(3)	Adjusted EBITDA represents earnings before interest expense and other financing costs, amortization of loan fees, provision for income taxes, depreciation, amortization, maintenance turnaround expense, and other non-cash income and expense items. Adjusted EBITDA is not, however, a recognized measurement under United States generally accepted accounting principles, or GAAP. Our management believes that the presentation of Adjusted EBITDA is useful to investors because it is frequently used by securities analysts, investors, and other interested parties in the evaluation of companies in our industry. In addition, our management believes that Adjusted EBITDA is useful in evaluating our operating performance compared to that of other companies in our industry because the calculation of Adjusted EBITDA generally eliminates the effects of financings, income taxes, the accounting effects of significant turnaround activities (that many of our competitors capitalize and thereby exclude from their measures of EBITDA), acquisitions, and other items that may vary for different companies for reasons unrelated to overall operating performance.

Adjusted EBITDA has limitations as an analytical tool, and you should not consider it in isolation, or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are:

•	Adjusted EBITDA does not reflect our cash expenditures or future requirements for significant turnaround activities, capital expenditures, or contractual commitments;

•	Adjusted EBITDA does not reflect the interest expense or the cash requirements necessary to service interest or principal payments on our debt;

•	Adjusted EBITDA does not reflect changes in, or cash requirements for, our working capital needs; and

•	Our calculation of Adjusted EBITDA may differ from the Adjusted EBITDA calculations of other companies in our industry, limiting its usefulness as a comparative measure.

Because of these limitations, Adjusted EBITDA should not be considered a measure of discretionary cash available to us to invest in the growth of our business. We compensate for these limitations by relying primarily on our GAAP results and using Adjusted EBITDA only supplementally. The following table reconciles net income (loss) to Adjusted EBITDA for the periods presented:

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2011	2010	2011	2010
	(In thousands)
Net income (loss)	$(64,557)	$(7,572)	$132,667	$(17,049)
Interest expense and other financing costs	33,410	35,381	134,601	146,549
Amortization of loan fees	2,057	2,452	8,926	9,739
Provision for income taxes	(40,247)	(10,185)	69,861	(26,077)
Depreciation and amortization	30,594	34,327	135,895	138,621
Maintenance turnaround expense	1,107	—	2,443	23,286
Loss and impairments on disposal of assets, net	450,796	9,075	447,166	13,038
Loss on extinguishment of debt	29,695	—	34,336	—

Adjusted EBITDA	$442,855	$63,478	$965,895	$288,107

Refining Segment

	Three Months Ended December 31,		Year Ended December 31,
	2011	2010 (5)	2011	2010 (5)
	(In thousands, except per barrel data)
Statement of Operations Data:
Net sales (including intersegment sales)	$2,151,333	$1,974,235	$8,399,698	$8,070,119
Operating costs and expenses:
Cost of products sold (exclusive of depreciation and amortization)	1,594,655	1,827,958	7,059,210	7,439,826
Direct operating expenses (exclusive of depreciation and amortization)	87,670	78,820	329,237	335,869
Selling, general, and administrative expenses	7,218	5,947	27,451	20,155
Loss and impairments on disposal of assets, net	450,796	9,075	447,166	12,832
Maintenance turnaround expense	1,107	—	2,443	23,286
Depreciation and amortization	26,424	29,450	119,057	118,661

Total operating costs and expenses	2,167,870	1,951,250	7,984,564	7,950,629

Operating income (loss)	$(16,537)	$22,985	$415,134	$119,490

Key Operating Statistics
Total sales volume (bpd) (1)	198,826	224,005	189,339	248,785
Total refinery production (bpd)	142,437	155,334	140,124	192,997
Total refinery throughput (bpd) (2)	144,643	157,044	142,257	194,492
Per barrel of throughput:
Refinery gross margin (3)	$41.83	$10.12	$25.82	$8.88
Gross profit (3)	39.85	8.09	23.52	7.21
Direct operating expenses (4)	6.59	5.46	6.34	4.73

Southwest Refineries (El Paso, Gallup, and Related Operations)

	Three Months Ended December 31,		Year Ended December 31,
	2011	2010	2011	2010
	(In thousands, except per barrel data)
Net sales (including intersegment sales)	$2,146,257	$1,690,910	$8,383,594	$6,321,322
Operating costs and expenses:
Cost of products sold (exclusive of depreciation and amortization)	1,590,158	1,555,017	7,048,140	5,745,996
Direct operating expenses (exclusive of depreciation and amortization)	76,909	65,573	285,800	242,422
Selling, general, and administrative expenses	7,218	5,947	27,451	20,155
(Gain) loss and impairments on disposal of assets	(14,829)	9,075	(14,829)	12,832
Maintenance turnaround expense	1,107	—	2,443	23,286
Depreciation and amortization	18,966	17,977	76,254	72,886

Total operating costs and expenses	1,679,529	1,653,589	7,425,259	6,117,577

Operating income	$466,728	$37,321	$958,335	$203,745

Key Operating Statistics
Total sales volume (bpd) (1)	198,446	191,512	189,007	189,613
Total refinery production (bpd)	142,437	155,334	140,124	149,007
Total refinery throughput (bpd) (2)	144,643	157,044	142,257	151,288
Per barrel of throughput:
Refinery gross margin (3)	$41.79	$9.41	$25.72	$10.42
Gross profit (3)	40.36	8.16	24.25	9.10
Direct operating expenses (4)	5.78	4.54	5.50	4.39

The following tables set forth our summary refining throughput and production data for the periods and refineries presented:

All Refineries

	Three Months Ended December 31,		Year Ended December 31,
	2011	2010 (5)	2011	2010 (5)
Refinery product yields (bpd):
Gasoline	75,300	85,639	74,224	102,927
Diesel and jet fuel	57,548	60,405	57,037	73,774
Residuum	5,373	5,077	5,219	4,899
Other	4,216	4,213	3,644	7,174

Liquid products	142,437	155,334	140,124	188,774
By-products (coke)	—	—	—	4,223

Total refinery production (bpd)	142,437	155,334	140,124	192,997

Refinery throughput (bpd):
Sweet crude oil	114,246	122,664	113,347	131,028
Sour or heavy crude oil	20,776	20,090	19,876	44,129
Other feedstocks and blendstocks	9,621	14,290	9,034	19,335

Total refinery throughput (bpd) (2)	144,643	157,044	142,257	194,492

Southwest Refineries (El Paso and Gallup)

	Three Months Ended December 31,		Year Ended December 31,
	2011	2010	2011	2010
Refinery product yields (bpd):
Gasoline	75,300	85,639	74,224	81,953
Diesel and jet fuel	57,548	60,405	57,037	58,122
Residuum	5,373	5,077	5,219	4,899
Other	4,216	4,213	3,644	4,033

Total refinery production (bpd)	142,437	155,334	140,124	149,007

Refinery throughput (bpd):
Sweet crude oil	114,246	122,664	113,347	125,259
Sour or heavy crude oil	20,776	20,090	19,876	14,007
Other feedstocks and blendstocks	9,621	14,290	9,034	12,022

Total refinery throughput (bpd) (2)	144,643	157,044	142,257	151,288

El Paso Refinery

	Three Months Ended December 31,		Year Ended December 31,
	2011	2010	2011	2010
Key Operating Statistics
Refinery product yields (bpd):
Gasoline	59,638	69,131	58,236	65,740
Diesel and jet fuel	50,729	53,072	50,211	51,571
Residuum	5,373	5,077	5,219	4,899
Other	3,483	3,400	2,882	3,245

Total refinery production (bpd)	119,223	130,680	116,548	125,455

Refinery throughput (bpd):
Sweet crude oil	92,683	100,708	91,589	104,119
Sour crude oil	20,776	20,090	19,876	14,007
Other feedstocks and blendstocks	7,403	11,108	6,680	9,051

Total refinery throughput (bpd) (2)	120,862	131,906	118,145	127,177

Total sales volume (bpd) (1)	165,285	155,834	155,196	153,398
Per barrel of throughput:
Refinery gross margin (3)	$20.71	$8.83	$23.18	$9.37
Direct operating expenses (4)	4.84	3.57	4.50	3.50

Gallup Refinery

	Three Months Ended December 31,		Year Ended December 31,
	2011	2010	2011	2010
Key Operating Statistics
Refinery product yields (bpd):
Gasoline	15,662	16,508	15,988	16,213
Diesel and jet fuel	6,819	7,333	6,826	6,551
Other	733	813	762	788

Total refinery production (bpd)	23,214	24,654	23,576	23,552

Refinery throughput (bpd):
Sweet crude oil	21,563	21,956	21,758	21,140
Other feedstocks and blendstocks	2,218	3,182	2,354	2,971

Total refinery throughput (bpd) (2)	23,781	25,138	24,112	24,111

Total sales volume (bpd) (1)	33,161	35,678	33,811	36,215
Per barrel of throughput:
Refinery gross margin (3)	$19.47	$14.13	$26.05	$16.82
Direct operating expenses (4)	8.27	6.91	8.27	6.68

Yorktown Refinery

	Three Months Ended December 31,	Year Ended December 31,
	2010	2010
Key Operating Statistics (5)
Refinery product yields (bpd):
Gasoline	—	28,043
Diesel and jet fuel	—	20,926
Other	—	4,199

Liquid products	—	53,168
By-products (coke)	—	5,647

Total refinery production (bpd)	—	58,815

Refinery throughput (bpd):
Sweet crude oil	—	7,713
Heavy crude oil	—	40,274
Other feedstocks and blendstocks	—	9,777

Total refinery throughput (bpd)	—	57,764

Total sales volume (bpd) (1)	—	59,172
Per barrel of throughput:
Refinery gross margin (3)	$—	$3.49
Direct operating expenses (4)	—	5.93

(1)	Includes sales of refined products sourced primarily from our refinery production as well as some refined products purchased from third parties.

(2)	Total refinery throughput includes crude oil and other feedstocks and blendstocks.

(3)	Refinery gross margin is a per barrel measurement calculated by dividing the difference between net sales and cost of products sold by our refineries’ total throughput volumes for the respective periods presented. Realized and unrealized economic hedging gains and losses included in the combined refining segment gross margins are not allocated to the individual refineries. Cost of products sold does not include any depreciation or amortization. Refinery gross margin is a non-GAAP performance measure that we believe is important to investors in evaluating our refinery performance as a general indication of the amount above our cost of products that we are able to sell refined products. Each of the components used in this calculation (net sales and cost of products sold) can be reconciled directly to our statement of operations. Our calculation of refinery gross margin may differ from similar calculations of other companies in our industry, thereby limiting its usefulness as a comparative measure.

The following table reconciles combined gross profit for all refineries to combined gross margin for all refineries for the periods presented:

	Three Months Ended December 31,		Year Ended December 31,
	2011	2010	2011	2010
	(In thousands, except per barrel data)
Net sales (including intersegment sales)	$2,151,333	$1,974,235	$8,399,698	$8,070,119
Cost of products sold (exclusive of depreciation and amortization)	1,594,655	1,827,958	7,059,210	7,439,826
Depreciation and amortization	26,424	29,450	119,057	118,661

Gross profit	530,254	116,827	1,221,431	511,632
Plus depreciation and amortization	26,424	29,450	119,057	118,661

Refinery gross margin	$556,678	$146,277	$1,340,488	$630,293

Refinery gross margin per refinery throughput barrel	$41.83	$10.12	$25.82	$8.88

Gross profit per refinery throughput barrel	$39.85	$8.09	$23.52	$7.21

The following table reconciles gross profit for our Southwest refineries to gross margin for our Southwest refineries for the periods presented:

	Three Months Ended December 31,		Year Ended December 31,
	2011	2010	2011	2010
	(In thousands, except per barrel data)
Net sales (including intersegment sales)	$2,146,257	$1,690,910	$8,383,594	$6,321,322
Cost of products sold (exclusive of depreciation and amortization)	1,590,158	1,555,017	7,048,140	5,745,996
Depreciation and amortization	18,966	17,977	76,254	72,886

Gross profit	537,133	117,916	1,259,200	502,440
Plus depreciation and amortization	18,966	17,977	76,254	72,886

Refinery gross margin	$556,099	$135,893	$1,335,454	$575,326

Refinery gross margin per refinery throughput barrel	$41.79	$9.41	$25.72	$10.42

Gross profit per refinery throughput barrel	$40.36	$8.16	$24.25	$9.10

(4)	Refinery direct operating expenses per throughput barrel is calculated by dividing direct operating expenses by total throughput volumes for the respective periods presented. Direct operating expenses do not include any depreciation or amortization.

(5)	In September 2010, we suspended refining operations at our Yorktown refinery. Refinery production data for our Southwest Refineries is equal to all refineries production data for the three and twelve months ended December 31, 2011. As Yorktown did not operate as a refinery during 2011, there is no production data presented for comparison to 2010 for the Yorktown refinery.

Wholesale Segment

	Three Months Ended December 31,		Year Ended December 31,
	2011 (3)	2010	2011 (3)	2010
	(In thousands, except per gallon data)
Statement of Operations Data
Net sales (including intersegment sales)	$1,200,003	$688,397	$4,753,790	$2,470,586

Operating costs and expenses:
Cost of products sold (exclusive of depreciation and amortization)	1,182,818	666,228	4,645,851	2,383,931
Direct operating expenses (exclusive of depreciation and amortization)	16,599	13,115	65,829	48,222
Selling, general, and administrative expenses	3,185	3,939	11,177	12,638
Depreciation and amortization	1,055	1,155	4,312	5,069

Total operating costs and expenses	1,203,657	684,437	4,727,169	2,449,860

Operating income	$(3,654)	$3,960	$26,621	$20,726

Operating Data
Fuel gallons sold (in thousands)	401,306	274,276	1,543,173	1,009,786
Fuel margin per gallon (1)	$0.03	$0.06	$0.05	$0.07
Lubricant sales	$31,236	$24,723	$117,478	$102,200
Lubricant margin (2)	10.1%	10.7%	11.5%	11.5%

	Three Months Ended December 31,		Year Ended December 31,
	2011 (3)	2010	2011 (3)	2010
	(In thousands, except per gallon data)
Net Sales
Fuel sales	$1,251,983	$724,946	$4,971,199	$2,588,628
Excise taxes included in fuel sales	(90,838)	(69,172)	(366,393)	(250,550)
Lubricant sales	31,236	24,723	117,478	102,200
Other sales	7,622	7,900	31,506	30,308

Net sales	$1,200,003	$688,397	$4,753,790	$2,470,586

Cost of Products Sold
Fuel cost of products sold	$1,242,044	$709,432	$4,895,302	$2,527,758
Excise taxes included in fuel cost of products sold	(90,838)	(69,172)	(366,393)	(250,550)
Lubricant cost of products sold	28,075	22,090	103,925	90,411
Other cost of products sold	3,537	3,878	13,017	16,312

Cost of products sold	$1,182,818	$666,228	$4,645,851	$2,383,931

Fuel margin per gallon (1)	$0.03	$0.06	$0.05	$0.07

(1)	Fuel margin per gallon is a measurement calculated by dividing the difference between fuel sales and cost of fuel sales for our wholesale segment by the number of gallons sold. Fuel margin per gallon is a measure frequently used in the petroleum products wholesale industry to measure operating results related to fuel sales.

(2)	Lubricant margin is a measurement calculated by dividing the difference between lubricant sales and lubricant cost of products sold by lubricant sales. Lubricant margin is a measure frequently used in the petroleum products wholesale industry to measure operating results related to lubricant sales.

(3)	Our wholesale segment began selling finished product through our Yorktown facility during January 2011. The finished products sold through our Yorktown facility were purchased from third parties. Net sales of $347.3 million and $1,338.7 million, cost of products sold of $353.2 million and $1,327.6 million, and direct operating costs of $1.6 million and $6.8 million for the three and nine months ended December 31, 2011, respectively, were from new wholesale activities through our Yorktown facility with no comparable activity in the prior periods.

Retail Segment

	Three Months Ended December 31,		Year Ended December 31,
	2011	2010	2011	2010
	(In thousands, except per gallon data)
Statement of Operations Data
Net sales (including intersegment sales)	$270,232	$180,439	$940,395	$718,369

Operating costs and expenses:
Cost of products sold (exclusive of depreciation and amortization)	242,733	156,860	838,247	619,674
Direct operating expenses (exclusive of depreciation and amortization)	24,762	16,820	80,458	66,997
Selling, general, and administrative expenses	2,297	1,670	7,329	5,095
Depreciation and amortization	2,421	2,614	9,653	10,245

Total operating costs and expenses	272,213	177,964	935,687	702,011

Operating income	$(1,981)	$2,475	$4,708	$16,358

Operating Data
Fuel gallons sold (in thousands)	70,296	51,472	230,429	207,303
Fuel margin per gallon (1)	$0.15	$0.17	$0.17	$0.19
Merchandise sales	$56,402	$46,884	$204,998	$191,324
Merchandise margin (2)	27.2%	28.4%	28.0%	28.5%
Operating retail outlets at period end (3)			209	150

	Three Months Ended December 31,		Year Ended December 31,
	2011	2010	2011	2010
	(In thousands, except per gallon data)
Net Sales
Fuel sales	$229,810	$147,564	$792,502	$582,688
Excise taxes included in fuel sales	(23,498)	(19,942)	(83,255)	(79,639)
Merchandise sales	56,402	46,884	204,998	191,324
Other sales	7,518	5,933	26,150	23,996

Net sales	$270,232	$180,439	$940,395	$718,369

Costs of Products Sold
Fuel cost of products sold	$219,260	$138,583	$753,487	$543,916
Excise taxes included in fuel cost of products sold	(23,498)	(19,942)	(83,255)	(79,639)
Merchandise cost of products sold	41,033	33,569	147,692	136,855
Other cost of products sold	5,938	4,650	20,323	18,542

Cost of products sold	$242,733	$156,860	$838,247	$619,674

Fuel margin per gallon (1)	$0.15	$0.17	$0.17	$0.19

(1)	Fuel margin per gallon is a measurement calculated by dividing the difference between fuel sales and cost of fuel sales for our retail segment by the number of gallons sold. Fuel margin per gallon is a measure frequently used in the convenience store industry to measure operating results related to fuel sales.

(2)	Merchandise margin is a measurement calculated by dividing the difference between merchandise sales and merchandise cost of products sold by merchandise sales. Merchandise margin is a measure frequently used in the convenience store industry to measure operating results related to merchandise sales.

(3)	During the three and twelve months ended December 31, 2011 we added 37 and 59 retail outlets, respectively.

Reconciliation of Special Items

We present certain additional financial measures below that are non-GAAP measures within the meaning of Regulation G under the Securities Exchange Act of 1934.

We present these non-GAAP measures to provide investors with additional information to analyze our performance from period to period. We believe it is useful for investors to understand our financial performance excluding these special items so that investors can see the operating trends underlying our business. Investors should not consider these non-GAAP measures in isolation from, or as a substitute for, the financial information that we report in accordance with GAAP. These non-GAAP measures reflect subjective determinations by management, and may differ from similarly titled non-GAAP measures presented by other companies.

	Three Months Ended December 31,		Year Ended December 31,
	2011	2010	2011	2010
	(In thousands, except per share data)
Reported diluted earnings (losses) per share	$(0.72)	$(0.09)	$1.34	$(0.19)

Earnings (loss) before income taxes	$(104,804)	$(17,757)	$202,528	$(43,126)
Loss and impairments on disposal of assets, net	450,796	9,075	447,166	13,038
Unrealized (gains) losses from hedging future production	(298,199)	—	(182,113)	—
Loss on extinguishment of debt	29,695	—	34,336	—
Yorktown suspension costs	—	524	—	4,502

Earnings (loss) before income taxes excluding special items	77,488	(8,158)	501,917	(25,586)
Recomputed income taxes after special items	(28,903)	4,679	(183,702)	15,471

Net income (loss) excluding special items	$48,585	$(3,479)	$318,215	$(10,115)

Diluted earnings (loss) per share excluding special items	$0.48	$(0.04)	$3.03	$(0.11)